UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2012

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 7.01  Regulation FD Disclosure

The information set forth under Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 7.01.

Item 8.01  Other Events

The Company is hosting its Business Review Day conference for institutional investors in New York, New York on December 6, 2012 and will be discussing various aspects of its business.  During the course of those discussions, certain limited financial information and other limited facts of its business will be presented to investors.  The presentation materials are furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9 to this report.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Financial Overview for Business Review Day
99.2	The Global Economy and Real Estate Markets for Business Review Day
99.3	Americas Overview for Business Review Day
99.4	EMEA Overview for Business Review Day
99.5	APAC Overview for Business Review Day
99.6	Global Real Estate Investment Management Overview for Business Review Day
99.7	Global Corporate Services Overview for Business Review Day
99.8	Brokerage Overview for Business Review Day
99.9	Case Study for Business Review Day

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2012	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Chief Financial Officer